VANGUARD/TRUSTEES'
EQUITY FUND-
U.S. PORTFOLIO


Semiannual Report - June 30, 1998


[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

           We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

           But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

           They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                                          [PHOTO]


JOHN C. BOGLE                                    JOHN J. BRENNAN
SENIOR CHAIRMAN                                  CHAIRMAN & CEO

CONTENTS
  A MESSAGE TO OUR SHAREHOLDERS .....  1

  THE MARKETS IN PERSPECTIVE ........  4

  REPORT FROM THE ADVISER ...........  6

  PORTFOLIO PROFILE .................  8

  PERFORMANCE SUMMARY ............... 10

  FINANCIAL STATEMENTS .............. 11

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,


Vanguard/Trustees' Equity Fund-U.S. Portfolio, benefiting from a continuance of the unprecedented bull market in U.S. stocks, earned +16.4% during the first half of 1998.

           Our total return (capital change plus reinvested dividends) for the half-year substan- tially exceeded that of the average general equity fund but trailed our unmanaged benchmark--the Standard & Poor's 500 Composite Stock Price Index.

-------------------------------------------------------------------
                                                     TOTAL RETURNS
                                                   SIX MONTHS ENDED
                                                     JUNE 30, 1998
-------------------------------------------------------------------
Vanguard/Trustees' Equity Fund-
   U.S. Portfolio                                        +16.4%
-------------------------------------------------------------------
Average General Equity Fund                              +11.8%
-------------------------------------------------------------------
S&P 500 Index                                            +17.7%
-------------------------------------------------------------------

           Our return is based on an increase in net asset value from $36.82 per share on December 31, 1997, to $41.51 per share on June 30, 1998, with the latter figure adjusted for dividends of $0.16 per share paid from net investment income and a distribution of $1.14 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. economy grew vigorously, inflation was subdued, and interest rates declined during the first half of 1998. Strong consumer spending, triggered by high employment and rising wages, was the economy's propellant and was more than enough to offset the negative effects of Asia's severe economic slump.

           Asia's troubles, which cut the prices of many products imported to the United States, were partly responsible for the nation's benign inflation--consumer prices rose 1.1% for the six months and 1.7% for the twelve months ended June 30. Low inflation soothed the bond market, where bond prices rose and interest rates declined: The yield on the 30-year U.S. Treasury bond was 5.63% on June 30, down 29 basis points (0.29 percentage point) from its yield at the start of the year. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable bond market, earned +3.9% during the half-year.

           Stock prices wobbled at times--the S&P 500 Index dropped -1.9% on April 27 alone--but the S&P 500 rose in every month except May. The market's advance was led by a relatively narrow segment of blue-chip growth stocks. Indeed, more than half of the S&P 500 Index's remarkable +17.7% return during the period was accounted for by fewer than 20 very large-capitalization stocks. The growth component of the S&P 500 Index returned +23.1%, nearly double the +12.1% earned by its value stocks.

           The U.S. Portfolio's +16.4% return during the half-year outdistanced the average equity fund by a wide margin of 4.6 percentage points. The primary reason for our outperformance versus competitors was the portfolio's emphasis on stocks of the biggest companies--precisely the segment of the market that was strongest during the period. The portfolio's median market capitalization as of June 30 was $54.9 billion, above even the $50 billion median market cap of the S&P 500 Index.

           Despite its emphasis on large-cap stocks, the portfolio trailed the S&P 500 Index by 1.3 percentage points. Two factors account for most of the shortfall. First, although the portfolio invested in both growth and value stocks, its holdings were tilted slightly toward value stocks during the period, which turned out to be a slight handicap given the market's bias toward large-cap growth stocks. The second factor is that the portfolio-- like all mutual funds--incurs transaction and operating costs that do not detract from the returns of the Index, which exists only on paper. And while our annualized expense ratio is relatively low--0.57% of assets during the period, compared with 1.45% charged by the average general equity fund--the Index, as a theoretical construct, has no expenses.

IN SUMMARY

We admit to having been surprised--though quite gratified--by the strength of the stock market's continuing advance during the first half of 1998. We note that the return over the past twelve months for the S&P 500 Index (+30.2%) was nearly THREE TIMES the long-term average annual return from stocks.

           Though we claim no predictive powers, we feel safe in saying that such outsized returns can't continue indefinitely. And we reiterate our long-standing recommendation that investors hold balanced, broadly diversified portfolios--consisting of bond and money market funds in addition to stock funds--appropriate to their unique financial situations, goals, and temperaments. Such portfolios are time-tested vehicles for reaping the rewards of financial markets as well as for "staying the course" toward your long-term objectives.

/s/ JOHN C. BOGLE                                        /s/ JOHN J. BRENNAN

John C. Bogle                                            John J. Brennan
Senior Chairman                                          Chairman and
                                                         Chief Executive Officer

July 23, 1998

    Notice to Shareholders

    REORGANIZATION INTO VANGUARD GROWTH AND INCOME PORTFOLIO

    At a special meeting on July 31, 1998, shareholders of Vanguard/Trustees' Equity Fund-U.S. Portfolio approved its reorganization into Vanguard Growth and Income Portfolio, which has very similar investment objectives and policies and offers the advantage of economies of scale. In anticipation of the reorganization, the Board of Trustees appointed Franklin Portfolio Associates to replace Geewax, Terker & Company as investment adviser to the U.S. Portfolio as of May 21, 1998. Franklin Portfolio Associates has been the adviser to Vanguard Growth and Income Portfolio since its inception in 1986. The reorganization was approved by 87.75% of the shares voted, with 2,595,395 shares in favor, 313,536 against, and 48,751 abstaining. The reorganization took place on August 13, 1998, with Trustees' Equity Fund-U.S. Portfolio shareholders receiving 1.3560339 shares of Vanguard Growth and Income Portfolio for each share of the U.S. Portfolio.

    RESULTS OF JUNE 30 PROXY VOTING

    At a special meeting on June 30, 1998, shareholders of Vanguard/Trustees' Equity Fund-U.S. Portfolio approved four proposals. These proposals became moot upon the July 31 approval by shareholders of the reorganization of U.S. Portfolio into Growth and Income Portfolio. However, for the record, the June 30 proposals and voting results were:

    1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes paid each year by some Vanguard funds. The portfolio would not have realized any tax savings as a result of the change, but it would have benefited from the efficiency of being organized the same way as other Vanguard funds. Approved by 97.43% of the shares voted, as follows:

              ----------------------------------------------------
                  FOR                 AGAINST              ABSTAIN
              ----------------------------------------------------
              2,691,713               26,415                44,669
              ----------------------------------------------------

    2A. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change would have permitted the portfolio to participate in Vanguard's interfund lending program. Approved by 94.62% of shares voted, as follows:

              ---------------------------------------------------
                 FOR                 AGAINST              ABSTAIN
              ---------------------------------------------------
              2,614,052             100,684                48,061
              ---------------------------------------------------

    2B. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 92.67% of the shares voted, as follows:

              ---------------------------------------------------
                 FOR                 AGAINST              ABSTAIN
              ---------------------------------------------------
              2,560,176             135,945                66,676
              ---------------------------------------------------

    2D. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN UNSEASONED COMPANIES. This change would have eliminated the portfolio's policy of not investing more than 5% of net assets in securities issued by companies that have fewer than three years of operating history, taking into account any predecessors. The policy was unduly restrictive. Approved by 90.45% of the shares voted, as follows:

              ---------------------------------------------------
                 FOR                 AGAINST              ABSTAIN
              ---------------------------------------------------
              2,498,883             190,755                73,159
              ---------------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended June 30, 1998


Blue skies predominated for U.S. financial markets during the first six months of 1998, and even the occasional clouds had silver linings. The bond market provided solid returns during the half-year, while the stock market's performance was extraordinarily strong.

           After expanding at a 5.4% annual pace during the first quarter, the U.S. economy kept steaming along through June, fueled by powerful increases in household spending. Consumers had reason to be upbeat: plentiful jobs (unemployment fell to 4.3% of the workforce in May); rising wages (personal income in May was 5.9% higher than in May 1997); and tame inflation (consumer prices in June were up only 1.7% from a year before).

           The economic push provided by consumers more than compensated for the drag caused by Asia's severe economic problems. Weakening currencies and business slowdowns in Asia cut into U.S. exports and lowered the cost of Asian imports, causing the U.S. trade deficit to hit record levels. Ominously, Asia's problems appear to be more serious and enduring than many economists expected. Yet for Americans this "Asian contagion" has a bright side: It serves as an escape valve for the inflationary pressures that ordinarily would be expected to build up with the U.S. economy humming along at high speed.

---------------------------------------------------------------------------------------
                                                             TOTAL RETURNS
                                                      PERIODS ENDED JUNE 30, 1998
                                              -----------------------------------------
                                               6 MONTHS         1 YEAR         5 YEARS*
---------------------------------------------------------------------------------------
EQUITY
    S&P 500 Index                               17.7%           30.2%           23.1%
    Russell 2000 Index                           4.9            16.5            16.0
    MSCI EAFE Index                             16.1             6.4            10.3
---------------------------------------------------------------------------------------
FIXED-INCOME
    Lehman Aggregate Bond Index                  3.9            10.5             6.9
    Lehman 10-Year Municipal Bond Index          2.6             8.5             6.6
    Salomon Brothers Three-Month
       U.S. Treasury Bill Index                  2.6             5.3             4.9
---------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                         1.1%            1.7%            2.5%
---------------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

The mixture of robust economic growth and anemic inflation was a tonic for the U.S. stock market. Although prices generally rose, there were striking disparities in returns between large-capitalization and small-cap stocks and between growth and value stocks. The large-cap-dominated S&P 500 earned 17.7% during the six months, nearly double the 9.4% return on the rest of the market (as measured by the Wilshire 4500 Index) and more than triple the 4.9% return on the small-cap Russell 2000 Index. Within the S&P 500 Index, growth stocks were up 23.1%, while value stocks rose 12.1%.

           A decline in interest rates contributed to the stock market's rise, as falling rates on bonds tend to make equities more attractive and to boost the price investors will pay for each dollar of a stock's earnings or dividends. Yet growth in earnings and dividends--the long-term underpinning of stock prices--was unimpressive during the first half of 1998.

           Corporate earnings estimates were reduced in June, the tenth consecutive month in which securities analysts have cut their earnings estimates, according to I/B/E/S International, a financial research group. Earnings by the S&P 500 companies were expected to rise by only about 2% for the first half of 1998, I/B/E/S reported. With gains in prices outstripping increases in earnings and dividends, stock valuations are at or near all-time highs, an indication that investors expect ideal conditions to continue.

           Technology stocks were the best-performing sector during the first half of 1998, generating a 32.7% return. Three other sectors of the stock market--health care, consumer discretionary stocks such as retailers, and auto & transportation--each provided returns of about 25% for the six months. Companies involved in energy, chemicals, or other commodity-based businesses were generally laggards. Prices of many commodities have declined as Asia's economic funk cuts demand for energy and other industrial materials in the face of plentiful supplies.

U.S. FIXED-INCOME MARKETS

Investors in fixed-income securities enjoyed a moderate rise in the market value of their holdings because of declining interest rates. This price appreciation, added to coupon interest income, resulted in solid total returns. The 3.9% total return of the Lehman Aggregate Bond Index during the half-year brought its return for the 12 months ended June 30 to 10.5%, or a very generous 8.8% after adjustment for inflation.

           Yields on 10-year and 30-year U.S. Treasury bonds declined by 29 basis points (0.29 percentage point) to 5.45% and 5.63%, respectively, during the first half of 1998, with most of the drop occurring during the second quarter. The yield on 3-month Treasury bills declined 36 basis points to 4.99%. Mild inflation--consumer prices were up 1.1% for the half-year--enabled rates to decline despite the economy's strong growth.

           Yields on corporate and municipal bonds did not decline as far as those on Treasury securities because of a large increase in the supply of new bonds issued by companies and municipalities taking advantage of lower rates to refinance old debt. Similarly, mortgage-backed securities did not match Treasuries' performance because of expectations that large numbers of homeowners would pay off old, higher-coupon mortgage loans and refinance with new, lower-rate loans.

INTERNATIONAL EQUITY MARKETS

Stock markets in Europe soared while those in Asia and most emerging economies suffered steep declines in U.S.-dollar terms. The 16.1% overall return from international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index, masked the divergence between Europe and other regions.

           Europe's markets were up 27.1% when measured in local currencies and 26.5% in U.S. dollars, after adjusting for a slight overall rise in the dollar's value. Stocks benefited from an upswing in most European economies, from signs that corporate managers are increasingly focused on shareholder value, and from optimism concerning next year's planned adoption of the euro as a single European currency.

           In the Pacific, which is dominated by Japan's stock market, stocks were buffeted by several problems: slowing growth in economic activity; continued instability in currencies; political upheavals; and widespread worries about corporate and banking insolvencies. On balance, the region's stocks fell 6.0% in U.S.-dollar terms. Japanese stocks were down 2.5%, but losses were more severe in the region's smaller markets.

           Emerging markets were, on balance, down sharply. Asian stock markets were hurt by continued weakness in the currency values of several countries, by Japan's recession, and by a growing conviction that the region's economic troubles are far from transitory. Venezuela and Mexico, both key oil-producing nations, were hard hit by falling oil prices.

REPORT FROM THE ADVISER


We are pleased to report upon and discuss the U.S. Portfolio and the general investment climate. Our stewardship of the portfolio will be brief, assuming that shareholders approve its reorganization into Vanguard Growth and Income Portfolio. Your portfolio has earned competitive returns recently, and our goal will be to enhance those results through the consistent investment approach and economies available in the Growth and Income Portfolio, which we also manage. The funds have similar investment objectives and strategies.

           The superior performance of large-capitalization stocks continued during the half-year and was especially evident in the second quarter. The Russell 1000 Index, comprising the 1,000 largest stocks as measured by market capitalization, earned about 7 percentage points more during the second quarter than the Russell 2000 Index, which consists of the next-largest 2,000 stocks. The 25 largest stocks in the S&P 500 Index earned about 4 percentage points more as a group than the entire Index did. Most actively managed portfolios have trouble matching the S&P 500 Index when its largest components are driving its performance. Actively managed funds typically perform better against the Index when the largest stocks are laggards, not leaders.

           Our investment approach with your assets since May 21, when we began managing the U.S. Portfolio, is the same that will be applied after the reorganization is completed. We build and maintain our holdings by making a series of analytical measurements on a large universe of securities. In attempting to identify undervalued stocks, we use three basic types of measures:

           - Fundamental momentum measures. These yardsticks are employed to identify companies whose current and near-term business prospects are relatively strong.

           - Relative value measures. These quantify the attractiveness of a stock's price in relation to both its own history and such financial measures as book value, sales, or earnings.

           - Future cash flow. These analytical measures identify likely favorable payoffs in terms of future earnings and dividends for an investment made today.

           We use all of these measures in developing investment strategies because we believe that such a multiple-viewpoint approach to selecting securities helps to deliver consistent results. During the first half of 1998, the momentum-based measures did a good job of predicting performance, though our value-based measures did not. Such patterns occur from time to time and are not out of the ordinary.

           We are long-term investors. We do not expect to be near the top of a list of equity funds for every short-term period of comparison. We are, of course, happy when this is the case; however, our goal is to be at the top of these lists over the long term. Our investors should have a long-range perspective and a desire for exposure to the stock market. We expect to be fully invested in equities as a matter of investment policy. Our goal is to provide superior equity returns over extended periods.

           Our outlook is positive. We believe that we will outperform both our actively managed peers and indexing alternatives to a meaningful degree. We believe that we have a winning game plan: seeking to regularly outperform by a modest margin while trying to avoid periods of major loss. Our goal with your assets is to be consistently above average, because doing so would build strong long-term performance. We believe our approach provides an attractive option for equity investors.

Franklin Portfolio Associates

July 20, 1998

PORTFOLIO PROFILE
Trustees' Equity Fund-U.S. Portfolio


This Profile provides a snapshot of the portfolio's characteristics as of June 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                     U.S. PORTFOLIO            S&P 500
----------------------------------------------------------------------
Number of Stocks                                328                500
Median Market Cap                            $54.9B             $50.0B
Price/Earnings Ratio                          26.3x              24.8x
Price/Book Ratio                               5.0x               4.5x
Yield                                          0.8%               1.4%
Return on Equity                              23.5%              21.6%
Earnings Growth Rate                          19.7%              16.4%
Foreign Holdings                               0.0%               1.7%
Turnover Rate                                  78%*                 --
Expense Ratio                                0.57%*                 --
Cash Reserves                                  1.9%                 --

*Annualized.

INVESTMENT FOCUS
--------------------

[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------------------
                                     U.S. PORTFOLIO            S&P 500
----------------------------------------------------------------------
R-Squared                                      0.96               1.00
Beta                                           0.99               1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------
General Electric Co.                                            4.1%
Intel Corp.                                                     3.3
Merck & Co., Inc.                                               3.2
Microsoft Corp.                                                 3.1
Bristol-Myers Squibb Co.                                        3.0
Morgan Stanley Dean Witter & Co.                                2.8
Wal-Mart Stores, Inc.                                           2.8
The Coca-Cola Co.                                               2.6
Cisco Systems, Inc.                                             2.5
Bell Atlantic Corp.                                             1.7
--------------------------------------------------------------------
Top Ten                                                        29.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------
                                JUNE 30, 1997                          JUNE 30, 1998
                               -----------------------------------------------------------------
                               U.S. PORTFOLIO            U.S. PORTFOLIO                  S&P 500
                               -----------------------------------------------------------------
Auto & Transportation               3.8%                       2.9%                        3.3%
Consumer Discretionary             11.0                       15.2                        10.2
Consumer Staples                   11.4                        7.3                        10.7
Financial Services                 10.9                       17.4                        18.5
Health Care                        13.7                       13.8                        12.1
Integrated Oils                     8.5                        3.5                         6.5
Other Energy                        2.4                        1.7                         1.0
Materials & Processing              7.5                        4.7                         5.2
Producer Durables                   4.7                        3.9                         3.5
Technology                         13.8                       13.7                        13.0
Utilities                           6.2                        8.6                        10.3
Other                               6.1                        7.3                         5.7
------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the portfolio could lose money.

TRUSTEES' EQUITY FUND-U.S. PORTFOLIO
TOTAL INVESTMENT RETURNS: JANUARY 31, 1980-JUNE 30, 1998
--------------------------------------------------------------------
                TRUSTEES' EQUITY FUND-U.S. PORTFOLIO         S&P 500
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------
1980             11.2%          6.2%          17.4%           24.6%
1981              3.6           6.7           10.3            -4.9
1982             17.4           7.4           24.8            21.5
1983             23.9           5.2           29.1            22.5
1984             -7.4           4.5           -2.9             6.3
1985             15.4           5.1           20.5            31.8
1986             11.3           4.0           15.3            18.7
1987             -0.3           2.0            1.7             5.3
1988             20.1           4.5           24.6            16.6
1989             13.8           3.4           17.2            31.7
1990            -12.4           4.1           -8.3            -3.1
1991             23.1           3.5           26.6            30.5
1992              3.9           2.6            6.5             7.6
1993             15.6           1.6           17.2            10.1
1994             -5.0           1.1           -3.9             1.3
1995             30.9           2.3           33.2            37.6
1996             19.3           2.0           21.3            23.0
1997             28.2           1.3           29.5            33.4
1998*            15.9           0.5           16.4            17.7
--------------------------------------------------------------------

*Six months ended June 30, 1998.

See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             10 YEARS
                                              INCEPTION                                        ------------------------------------
                                                DATE           1 YEAR         5 YEARS          CAPITAL        INCOME         TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
Trustees' Equity Fund-U.S. Portfolio          1/31/1980        26.92%         19.70%           12.56%          2.44%         15.00%
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
June 30, 1998 (unaudited)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

           At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------
                                                               MARKET
TRUSTEES' EQUITY FUND-                                         VALUE*
U.S. PORTFOLIO                                 SHARES           (000)
---------------------------------------------------------------------
COMMON STOCKS (98.1%)
---------------------------------------------------------------------
AUTO & TRANSPORTATION (2.9%)
   Arvin Industries, Inc.                      5,600         $    203
   ASA Holdings Inc.                           4,500              223
   Burlington Northern
     Santa Fe Corp.                            3,000              294
   Canadian National Railway Co.                  50                3
   ComAir Holdings, Inc.                      10,550              326
   Excel Industries, Inc.                      4,800               69
   Ford Motor Co.                             24,300            1,434
-  Gentex Corp.                               15,400              279
   Genuine Parts Co.                          10,600              366
-  Lear Corp.                                 13,100              672
-  Midwest Express Holdings, Inc.              3,450              125
   Norfolk Southern Corp.                     11,200              334
-  Northwest Airlines Corp. Class A            1,700               65
-  Offshore Logistics, Inc.                    4,800               85
   Southwest Airlines Co.                     24,400              723
-  Swift Transportation Co., Inc.              8,850              175
   Titan International, Inc.                   3,800               65
-  Tower Automotive, Inc.                      3,900              167
                                                                -----
                                                                5,608
                                                                -----
CONSUMER DISCRETIONARY (14.9%)
-  ADVO, Inc.                                  5,100              144
   American Greetings Corp. Class A            4,900              249
-  AutoZone Inc.                               3,100               99
   Bob Evans Farms, Inc.                       4,300               91
-  Catalina Marketing Corp.                    3,400              176
-  CDW Computer Centers, Inc.                  1,000               50
-  Cendant Corp.                              67,992            1,419
   Cintas Corp.                                6,800              347
   Cognizant Corp.                             7,400              466
   Cracker Barrel Old Country
     Stores, Inc.                              3,500              111
   Del Laboratories, Inc.                      3,466               75
   The Walt Disney Co.                        16,500            1,733
   Dollar General Corp.                       12,575              497
   Family Dollar Stores, Inc.                  6,400              118
   Fingerhut Co.                               4,800              158
   Gannett Co., Inc.                          14,300            1,016
   Gaylord Entertainment Co. Class A           4,200              135
-  General Nutrition Cos., Inc.                5,600              174
   Gillette Co.                               14,800              839
   Home Depot, Inc.                           33,600            2,791
-  Interim Services, Inc.                      3,400              109
   International Game Technology               7,100              172
   Interpublic Group of Cos., Inc.             7,950              482
-  Jacor Communications, Inc.                  1,500               88
-  Jones Apparel Group, Inc.                   4,800              176
-  King World Productions, Inc.                5,400              138
   Knight Ridder                               2,800              154
-  Kohls Corp.                                11,600              602
   Leggett & Platt, Inc.                      11,800              295
   Lowe's Cos., Inc.                          17,000              690
   Marriott International, Inc. Class A       22,700              735
   Maytag Corp.                               16,300              805
   The McGraw-Hill Cos., Inc.                  2,500              204
   Media General, Inc. Class A                15,800              770
-  Men's Wearhouse, Inc.                       4,200              139
-  Metamor Worldwide, Inc.                     2,400               84
-  Fred Meyer Inc.                            20,700              880
-  Nautica Enterprises Inc.                    9,300              249
   New York Times Co. Class A                  2,600              206

---------------------------------------------------------------------
                                                               MARKET
TRUSTEES' EQUITY FUND-                                         VALUE*
U.S. PORTFOLIO                                 SHARES           (000)
---------------------------------------------------------------------
   Newell Co.                                  7,300        $     364
-  Office Depot, Inc.                         11,800              372
   Omnicom Group Inc.                         11,100              554
-  Outback Steakhouse                          2,600              101
   QRS Corp.                                   1,300               49
-  Robert Half International, Inc.             9,600              536
-  Staples, Inc.                              32,400              938
-  Starbucks Corp.                             3,400              182
-  Stein Mart, Inc.                            4,400               59
   Stewart Enterprises, Inc. Class A           8,200              218
   TJX Cos., Inc.                             22,400              540
-  Toys R Us, Inc.                            10,200              240
   Tribune Co.                                 6,700              461
   Viad Corp.                                  7,500              208
   Wal-Mart Stores, Inc.                      90,100            5,474
   The Warnaco Group, Inc. Class A             5,700              242
   Washington Post Co. Class B                   300              173
   Wendy's International, Inc.                 4,600              108
   Whirlpool Corp.                             8,100              557
-  World Color Press, Inc.                     4,600              161
                                                               ------
                                                               29,203
                                                               ------
CONSUMER STAPLES (7.1%)
   Brown-Forman Corp. Class B                  1,000               64
   CVS Corp.                                  12,800              498
   The Clorox Co.                              8,200              782
   The Coca-Cola Co.                          59,000            5,045
   Colgate-Palmolive Co.                      19,500            1,716
   Hormel Foods Corp.                          4,100              142
-  The Kroger Co.                              8,900              382
   Procter & Gamble Co.                       30,700            2,796
   RJR Nabisco Holdings Corp.                  5,300              126
   Sara Lee Corp.                             30,800            1,723
-  Smithfield Foods, Inc.                      2,700               82
   J.M. Smucker Co. Class A                    6,100              151
   Sysco Corp.                                12,300              315
   Universal Foods Corp.                       1,400               31
   Weis Markets, Inc.                          2,700               99
                                                               ------
                                                               13,952
                                                               ------
FINANCIAL SERVICES (17.0%)
   AFLAC, Inc.                                 6,000              182
-  Affiliated Computer Services, Inc.          1,700               65
   American Bankers Insurance
     Group                                     5,000              301
   American General Hospitality
     Corp. REIT                                6,500              138
   American International Group, Inc.         17,400            2,540
-  AmeriCredit Corp.                           2,700               96
   AmSouth Bancorp                            24,150              949
   Associated Banc-Corp.                       4,375              165
   Associates First Capital Corp.             12,868              989
   Banc One Corp.                             26,500            1,479
   H & R Block, Inc.                           4,200              177
   CCB Financial Corp.                         3,800              404
   CMAC Investment Corp.                       1,400               86
   Capital One Financial Corp.                 3,800              472
   The Chase Manhattan Corp.                  37,528            2,833
   Cincinnati Financial Corp.                  6,000              230
   Commonwealth Bancorp                        9,500              218
   Countrywide Credit Industries, Inc.         4,500              228
   Developers Diversified Realty
     Corp. REIT                                4,200              165
   Equifax, Inc.                              14,900              541
   Fannie Mae                                 45,200            2,746
   Fidelity National Financial, Inc.           2,090               83
   FINOVA Group, Inc.                          5,700              323
   First American Corp. (Tenn.)                8,000              385
-  Flserv, Inc.                                6,300              268
   Fremont General Corp.                       3,900              211
   General Growth Properties
     Inc. REIT                                 1,700               64
   Green Point Financial Corp.                 8,200              309
   Jack Henry & Associates                     2,100               72
-  Imperial Bancorp                            5,800              174
   Jameson Inns, Inc. REIT                     6,700               74
   Jefferies Group, Inc.                       2,700              111
   MBIA, Inc.                                  6,700              502
   MBNA Corp.                                 14,400              475
   MGIC Investment Corp.                       6,200              354
   Marsh & McLennan Cos., Inc.                 9,600              580
   Mercury General Corp.                       1,800              116
   Morgan Stanley Dean Witter & Co.           61,000            5,574
   National Community Bancorp                  5,500              230
   NationsBank Corp.                          25,800            1,974
   Northern Trust Corp.                        6,700              511
   Norwest Corp.                              17,900              669
   Omega Healthcare Investors,
     Inc. REIT                                 4,600              162
-  Omega Worldwide, Inc.                       1,220                9
   Orion Capital Corp.                         3,900              218
   Paychex, Inc.                              15,262              621
-  Policy Management Systems Corp.             6,000              236
   T. Rowe Price                               5,000              188
   Progressive Corp. of Ohio                   3,700              522
   Regions Financial Corp.                    10,000              411
   Rollins Truck Leasing                      21,900              271
   Ryder System, Inc.                          2,600               82
   SAFECO Corp.                                5,300              241
   St. Paul Cos., Inc.                         6,200              261
   Charles Schwab Corp.                        5,900              192
   Simmons First National                      1,600               76
-  SunGard Data Systems, Inc.                  9,900              380
   Torchmark Corp.                            10,000              458
   Transatlantic Holdings, Inc.                  700               54
   UNUM Corp.                                 11,900              660
   United Bankshares, Inc.                     5,400              184
   Wilmington Trust Corp.                      3,300              201
                                                               ------
                                                               33,490
                                                               ------
HEALTH CARE (13.6%)
   American Home Products Corp.               20,000            1,035
   C.R. Bard, Inc.                             8,000              305
   Becton, Dickinson & Co.                     8,300              644
-  Biogen, Inc.                                3,100              152
   Bristol-Myers Squibb Co.                   51,200            5,885
   Cardinal Health, Inc.                       7,500              703
   Guidant Corp.                               5,300              378
   HBO & Co.                                  18,000              635
-  Health Management Associates
     Class A                                   9,800              328
-  Healthcare & Retirement Corp.               3,600              142
-  Humana, Inc.                               11,300              352
   Johnson & Johnson                          39,200            2,891
   Merck & Co., Inc.                          46,400            6,206

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
   Pfizer, Inc.                                3,000        $     326
-  Phymatrix Corp.                             3,800               33
-  Renal Care Group, Inc.                      4,800              212
-  Res-Care, Inc.                              4,200               77
   Schering-Plough Corp.                      31,800            2,914
   Stryker Corp.                               7,700              295
-  Sybron International Corp.                 12,000              303
-  Total Renal Care Holdings, Inc.             5,000              173
-  Trigon Healthcare, Inc.                     5,800              210
   Warner-Lambert Co.                         35,100            2,435
                                                               ------
                                                               26,634
                                                               ------
INTEGRATED OILS (3.5%)
   Atlantic Richfield Co.                      3,300              258
   Exxon Corp.                                46,900            3,345
   Kerr-McGee Corp.                            2,800              162
   Mobil Corp.                                17,700            1,356
   Texaco Inc.                                22,400            1,337
   Unocal Corp.                                9,600              343
                                                               ------
                                                                6,801
                                                               ------
OTHER ENERGY (1.7%)
-  AES Corp.                                   5,200              273
   Anadarko Petroleum Corp.                    1,400               94
   Burlington Resources, Inc.                 12,900              556
   Devon Energy Corp.                          5,400              189
   ENSCO International, Inc.                   3,500               61
   El Paso Natural Gas                         5,674              217
-  HS Resources Inc.                           9,700              141
-  Louis Dreyfus Natural Gas Corp.             7,700              146
-  National-Oilwell, Inc.                      2,200               59
   Noble Affiliates, Inc.                      3,600              137
-  Parker Drilling Co.                         6,400               45
-  SEACOR SMIT Inc.                            4,300              264
-  Smith International, Inc.                   4,000              139
-  Thermo Ecotek Corp.                         5,300               83
   Tosco Corp.                                11,500              338
   Union Pacific Resources
     Group, Inc.                               7,100              125
   Vintage Petroleum, Inc.                    21,800              411
                                                               ------
                                                                3,278
                                                               ------
MATERIALS & PROCESSING (4.5%)
-  AEP Industries, Inc.                        2,700               58
   Aluminum Co. of America                     5,800              382
   Aptargroup Inc.                             3,300              205
   Bemis Co., Inc.                             5,700              233
   Crompton & Knowles Corp.                    3,200               81
   E.I. du Pont de Nemours & Co.              33,700            2,515
   Ecolab, Inc.                               15,700              487
   W.R. Grace & Co.                            9,600              164
   Harsco Corp.                                4,300              197
   Intermet Corp.                              4,600               83
-  International Specialty
     Products, Inc.                            8,800              164
   Kaydon Corp.                                1,400               49
   Martin Marietta Materials, Inc.             7,700              347
   Masco Corp.                                 5,200              315
   Morton International, Inc.                  6,200              155
   Nalco Chemical Co.                          3,100              109
   Nucor Corp.                                 1,700               78
   PPG Industries, Inc.                        7,300              508
   Precision Castparts Corp.                   2,800              149
   Rohm & Haas Co.                             7,000              728
   The Sherwin-Williams Co.                   13,900              460
   Signature Resorts, Inc.                     3,400               56
   The Timber Company                         10,800              249
   TJ International, Inc.                      5,400              163
-  Triangle Pacific Corp.                      5,000              275
   USX-U.S. Steel Group                        9,700              320
   Valspar Corp.                               5,800              230
   Vulcan Materials Co.                        2,000              213
                                                               ------
                                                                8,973
                                                               ------
PRODUCER DURABLES (3.8%)
-  American Power Conversion Corp.             9,300              279
   Ametek Aerospace Products Inc.              9,800              287
-  Aztec Technology Partners, Inc.               699                5
   Baldor Electric Co.                         3,800               93
-  Cable Design Technologies                   4,950              102
   Case Corp.                                  3,100              150
-  Champion Enterprises, Inc.                  3,500              102
   Clayton Homes Inc.                         17,400              331
   Danaher Corp.                               9,200              338
   Donaldson Co., Inc.                        10,200              241
   Dover Corp.                                 7,400              253
   Emerson Electric Co.                       21,300            1,286
   HON Industries, Inc.                        6,200              211
   Honeywell, Inc.                             3,900              326
   Hubbell Inc. Class B                        3,100              129
-  Lexmark International Group, Inc.
     Class A                                   3,400              207
   Mark IV Industries, Inc.                    6,700              145
-  MICROS Systems, Inc.                        6,600              218
   Herman Miller, Inc.                        10,800              263
-  Navigant International, Inc.                  349                3
-  Oak Industries, Inc.                        4,700              166
   Pitney Bowes, Inc.                         23,200            1,117
   Pittway Corp. Class A                       1,900              140
   Regal-Beloit Corp.                          1,900               54
-  School Specialty, Inc.                        388                6
   Sundstrand Corp.                            4,500              258
-  Thermo Instrument Systems, Inc.            11,075              291
-  U.S. Filter Corp.                          14,700              413
-  U.S. Office Products Co.                      873               17
-  Waters Corp.                                  700               41
-  Workflow Management, Inc.                     466                4
                                                               ------
                                                                7,476
                                                               ------
TECHNOLOGY (13.4%)
-  American Tower Corp. Class A                1,500               37
-  Analog Devices, Inc.                        5,200              128
-  Ascend Communications, Inc.                 9,600              476
-  Avid Technology, Inc.                       4,400              147
-  Cambridge Technology Partners               7,100              388
-  Cisco Systems, Inc.                        53,250            4,902
   Compaq Computer Corp.                      18,300              519
   Computer Sciences Corp.                     6,600              422
-  Compuware Corp.                             5,300              271
-  Dell Computer Corp.                         4,200              390
-  Gateway, Inc.                               8,900              451
   Hewlett-Packard Co.                        14,000              838
   Intel Corp.                                86,200            6,390
   Lucent Technologies, Inc.                  30,400            2,529
-  Maxim Integrated Products, Inc.             5,200              165

---------------------------------------------------------------------
                                                               MARKET
TRUSTEES' EQUITY FUND-                                         VALUE*
U.S. PORTFOLIO                                 SHARES           (000)
---------------------------------------------------------------------
-  Mercury Interactive Corp.                   2,600         $    116
-  Microsoft Corp.                            55,200            5,982
-  Network Associates, Inc.                    4,650              223
-  P-Com, Inc.                                 3,000               27
-  PeopleSoft, Inc.                           12,400              583
-  Sanmina Corp.                               3,400              147
   Symbol Technologies, Inc.                   3,000              113
-  Tech Data Corp.                             2,000               86
-  Tellabs, Inc.                               9,600              688
-  Thermedics, Inc.                            8,700              108
-  ThermoQuest Corp.                          10,000              149
                                                             --------
                                                               26,275
                                                             --------
UTILITIES (8.5%)
-  AirTouch Communications, Inc.              17,600            1,029
   Allegheny Energy, Inc.                      8,400              253
   American Water Works Co., Inc.             12,300              381
   Baltimore Gas & Electric Co.                4,900              152
   Bell Atlantic Corp.                        74,800            3,413
   Black Hills Corp.                           4,350              100
   CMS Energy Corp.                           10,700              471
   California Water Service Group              6,800              171
   Carolina Power & Light Co.                  4,800              208
   Comcast Corp. Class A Special              17,400              706
   Connecticut Energy Corp.                    2,900               81
   Consolidated Edison Inc.                    7,900              364
   Duke Energy Corp.                          19,500            1,155
   Energy East Corp.                           5,900              246
   FPL Group, Inc.                             8,200              517
   GTE Corp.                                  33,700            1,875
   MCN Energy Group Inc.                       9,500              236
   MDU Resources Group, Inc.                   4,400              157
-  MediaOne Group, Inc.                        9,200              404
   NIPSCO Industries, Inc.                     8,200              230
   Northwestern Corp.                          4,300              108
   PacifiCorp                                 10,100              229
   Philadelphia Suburban Corp.                 9,200              201
   SBC Communications Inc.                    68,200            2,728
   Texas Utilities Co.                         7,700              321
   U S West, Inc.                                251               12
   UtiliCorp United, Inc.                      2,500               94
   Wicor, Inc.                                 5,400              125
-  WorldCom, Inc.                             12,500              605
                                                             --------
                                                               16,572
                                                             --------
OTHER (7.2%)
   Carlisle Co., Inc.                          6,200              267
-  Coltec Inc.                                 8,000              159
   Crane Co.                                   4,100              199
   Dresser Industries, Inc.                    3,800              167
   General Electric Co.                       87,600            7,972
   Hillenbrand Industries, Inc.                3,100              186
   Illinois Tool Works, Inc.                  11,000              734
   ITT Industries, Inc.                       13,700              512
   Johnson Controls, Inc.                      2,100              120
   Raytheon Co. Class A                          867               50
   Standard & Poor's
     Depositary Receipts                      25,680            2,910
   Teleflex Inc.                               4,600              175
-  Thermo Electron Corp.                      14,600              499
   U.S. Industries, Inc.                       7,600              188
                                                             --------
                                                               14,138
                                                             --------
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $146,738)                                            192,400
---------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.0%)
---------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.67%, 7/1/1998
   (COST $3,867)                              $3,867            3,867
---------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $150,605)                                            196,267
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
---------------------------------------------------------------------
Other Assets--Note C                                              275
Liabilities                                                      (518)
                                                             --------
                                                                 (243)
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 4,721,826 outstanding
   shares of beneficial interest
   (unlimited authorization)                                 $196,024
=====================================================================
NET ASSET VALUE PER SHARE                                      $41.51
=====================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
REIT--Real Estate Investment Trust.

---------------------------------------------------------------------
  AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
---------------------------------------------------------------------
  Paid in Capital                            $144,720          $30.65
  Undistributed Net
    Investment Income                              15              --
  Accumulated Net
    Realized Gains                              5,627            1.19
  Unrealized Appreciation--Note E              45,662            9.67
---------------------------------------------------------------------
  NET ASSETS                                 $196,024          $41.51
=====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the portfolio during the reporting period, and details the operating expenses charged to the portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------------------------------
                                                                            TRUSTEES' EQUITY FUND-U.S. PORTFOLIO
                                                                                  SIX MONTHS ENDED JUNE 30, 1998
                                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                                                          $  1,155
     Interest                                                                                                157
                                                                                                        ---------
          Total Income                                                                                     1,312
                                                                                                        ---------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                                                          343
          Performance Adjustment                                                                            (118)
     The Vanguard Group--Note C
          Management and Administrative                                                                      254
          Marketing and Distribution                                                                          19
     Custodian Fees                                                                                           20
     Auditing Fees                                                                                             4
     Shareholders' Reports                                                                                     9
     Annual Meeting and Proxy Costs                                                                            1
                                                                                                        ---------
          Total Expenses                                                                                     532
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                        780
-----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                                            5,711
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                                 21,654
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $28,145
=================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------------
                                                                                         TRUSTEES' EQUITY FUND-
                                                                                             U.S. PORTFOLIO
                                                                                --------------------------------------
                                                                                   SIX MONTHS                    YEAR
                                                                                        ENDED                   ENDED
                                                                                JUN. 30, 1998           DEC. 31, 1997
                                                                                        (000)                   (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                        $       780              $    1,698
     Realized Net Gain                                                                  5,711                  41,201
     Change in Unrealized Appreciation (Depreciation)                                  21,654                  (2,557)
                                                                                --------------------------------------
          Net Increase in Net Assets Resulting from Operations                         28,145                  40,342
                                                                                --------------------------------------
DISTRIBUTIONS
     Net Investment Income                                                               (754)                 (1,676)
     Realized Capital Gain                                                             (5,389)                (38,119)
                                                                                --------------------------------------
          Total Distributions                                                          (6,143)                (39,795)
                                                                                --------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                            17,651                  36,243
     Issued in Lieu of Cash Distributions                                               5,824                  37,563
     Redeemed                                                                         (23,473)                (58,021)
                                                                                --------------------------------------
          Net Increase from Capital Share Transactions                                      2                  15,785
----------------------------------------------------------------------------------------------------------------------
     Total Increase                                                                    22,004                  16,332
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                                              174,020                 157,688
                                                                                --------------------------------------
     End of Period                                                                   $196,024                $174,020
======================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                               454                     889
     Issued in Lieu of Cash Distributions                                                 144                   1,046
     Redeemed                                                                            (602)                 (1,461)
                                                                                --------------------------------------
          Net Increase (Decrease) in Shares Outstanding                                    (4)                    474
======================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; how much it costs to operate the portfolio; and the extent to which the portfolio tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        TRUSTEES' EQUITY FUND-U.S. PORTFOLIO
                                                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED        -------------------------------------------------------
THROUGHOUT EACH PERIOD                                 JUNE 30, 1998       1997        1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $36.82      $37.08      $37.01       $29.09       $30.65       $28.43
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                      .16         .44         .65          .62          .34          .43
     Net Realized and Unrealized Gain (Loss)
          on Investments                                       5.83        9.64        6.87         8.96        (1.53)        4.38
                                                              ---------------------------------------------------------------------
          Total from Investment Operations                     5.99       10.08        7.52         9.58        (1.19)        4.81
                                                              ---------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                      (.16)       (.43)       (.67)        (.61)        (.34)        (.43)
     Distributions from Realized Capital Gains                (1.14)      (9.91)      (6.78)       (1.05)        (.03)       (2.16)
                                                              ---------------------------------------------------------------------
          Total Distributions                                 (1.30)     (10.34)      (7.45)       (1.66)        (.37)       (2.59)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $41.51      $36.82      $37.08       $37.01       $29.09       $30.65
===================================================================================================================================

TOTAL RETURN                                                  16.38%     29.48%       21.30%      33.21%       -3.91%       17.24%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                       $196       $174         $158        $137         $113         $119
     Ratio of Total Expenses to
          Average Net Assets                                  0.57%*      0.53%        0.49%       0.56%        0.73%        0.90%
     Ratio of Net Investment Income to
          Average Net Assets                                  0.83%*      1.09%        1.68%       1.79%        1.14%        1.43%
     Portfolio Turnover Rate                                    78%*       139%         114%         77%         151%         139%
-----------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/Trustees' Equity Fund-U.S. Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

           1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

           2. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

           3. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

           4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

           5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Effective May 21, 1998, Franklin Portfolio Associates provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. Advisory services had previously been provided by Geewax, Terker & Company. For the six months ended June 30, 1998, advisory fees represented an effective annual basic rate of 0.37% of the portfolio's average net assets before a decrease of $118,000 (an annual rate of 0.13%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the Board of Trustees. At June 30, 1998, the portfolio had contributed capital of $35,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The portfolio's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended June 30, 1998, the portfolio purchased $72,436,000 of investment securities and sold $80,948,000 of investment securities, other than temporary cash investments.

E. At June 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $45,662,000, consisting of unrealized gains of $48,891,000 on securities that had risen in value since their purchase and $3,229,000 in unrealized losses on securities that had fallen in value since their purchase.

F. On July 31, 1998, the portfolio's shareholders approved the reorganization of the portfolio into Vanguard Growth and Income Portfolio. The portfolio made final distributions of net investment income and realized capital gains totaling $1.2927 per share to shareholders of record on August 12, 1998. The reorganization was then accomplished by a tax-free exchange of Vanguard Growth and Income Portfolio's capital shares for all the outstanding shares of the portfolio on August 13, 1998. The net asset values of the portfolio and Vanguard Growth and Income Portfolio on August 13, 1998, were $38.43 and $28.34 respectively; as a result, shareholders received 1.3560339 shares of Vanguard Growth and Income Portfolio for each share of the portfolio.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
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Equity Income Fund
Explorer Fund
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Index Trust
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   Portfolio
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   Stock Portfolio
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   Portfolio
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Institutional Index Fund
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International Growth Portfolio
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Morgan Growth Fund
PRIMECAP Fund
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Specialized Portfolios
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Tax-Managed Fund
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BOND FUNDS
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BALANCED FUNDS
Asset Allocation Fund
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STAR Portfolio
Tax-Managed Fund
  Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q252-6/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

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